UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTO, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14C
of the Securities Exchange Act of 1934, as amended

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GLOBAL NUTECH, INC.
(Name of Registrant as Specified in its Charter)

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GLOBAL NUTECH, INC.
5412 Bolsa Avenue, Suite D
Huntington Beach, CA 92649

INFORMATION STATEMENT

This Information Statement (the “Information Statement”) is being furnished to all holders of shares of Common Stock, par value $0.00001 per share (“Common Stock”), all holders of shares of Series A Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”), all holders of shares of Series B Preferred Stock, par value $0.00001 per share (“Series B Preferred Stock”) and all holders of shares  Series C Preferred Stock, par value of $0.00001 per share (“Series C Preferred Stock”) of record at the close of business on  July 19, 2011 (collectively, the “Stockholders”) of Global NuTech, Inc., a Nevada corporation (the “Company”), with respect to a proposed corporate action of the Company.  This Information Statement is first being provided to the Stockholders on or about July __, 2011.

The corporate action involves one (1) proposal (the “Proposal”) providing for the following:

To approve a 1-for-300 reverse stock split of the issued and outstanding shares of Common Stock, such that each Three Hundred (300) shares of Common Stock, $0.00001 par value, issued and outstanding immediately prior to the effective date (the “Old Common Stock”) shall be recombined, reclassified and changed into One (1) share of the corporation's Common Stock, $0.00001 par value (the “New Common Stock”), with any fractional interest rounded up to the nearest whole share provided that, no Stockholder of record as of the effective date of the Reverse Split shall have fewer than One Hundred (100) shares of New Common Stock (the “Reverse Stock Split”)

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 19, 2011 ARE ENTITLED TO NOTICE OF THE PROPOSAL.  PRINCIPAL STOCKHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY-FIVE (55%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSAL HAVE VOTED IN FAVOR OF THE PROPOSAL.  AS A RESULT, THE PROPOSALS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

BY ORDER OF THE BOARD OF DIRECTORS

By:
E. G. Marchi, President

Huntington Beach, California
July __, 2011

TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT	4
What Is The Purpose Of The Information Statement?	4
Who Is Entitled To Notice?	4
Who Are the Principal Stockholders and How Many Votes Are They Entitled to Cast?	5
PRINCIPAL STOCKHOLDERS	5
What Corporate Matters Have the Principal Stockholders Voted For	5
What Are The Recommendations of the Board of Directors?	5
What Vote Is Required To Approve Each Proposal?	6
PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMNT	6
(A) Security Ownership of Management	6
(B) Security Ownership of Certain Beneficial Owners	6
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS	7
EXECUTIVE COMPENSATION	8
Summary Compensation Table	8
Outstanding Equity Awards at Fiscal Year-End	9
Employment Contracts	9
DESCRIPTION OF SECURITIES	9
Common Stock	9
Preferred Stock	9
Options	13
Warrants	13
ANTI-TAKEROVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND NEVADA LAW	14
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	14
ADDITIONAL INFORMATION	15
PROPOSAL 1 – REVERSE STOCK SPLIT	16
Purpose of the Change of Name	16
Potential Effects of the Change of Name	16
Effectiveness of Reverse Stock Split	17
Summary of Advantages And Disadvantages Of Change of Name	17
Recommendation Of The Board Of Directors	17
No Voting of Stockholders Required	17
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	18

GLOBAL NUTECH, INC.
5412 Bolsa Avenue, Suite D
Huntington Beach, CA 92649

INFORMATION STATEMENT

This Information Statement (this “Information Statement”) contains information related to certain corporate actions of Global NuTech, Inc., a Nevada corporation (the “Company”), and is expected to be mailed on or about __________________, 2011 to all holders of shares of Common Stock, par value $0.00001 per share (“Common Stock”), all holders of shares of Series A Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”), all holders of shares of Series B Preferred Stock, par value $0.00001 per share (“Series B Preferred Stock”), and all holders of shares  Series C Preferred Stock, par value of $0.00001 per share (“Series C Preferred Stock”) of record at the close of business on July 19, 2011(collectively, the “Stockholders”)

ABOUT THE INFORMATION STATEMENT

What Is The Purpose Of The Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on July 19, 2011 (the “Record Date”), of the corporate actions taken pursuant to the written consent of certain principal stockholders.

Specifically, on July 19, 2011, a holder of our Series C Preferred Stock voted to approve the the corporate matters outlined in this Information Statement, consisting of: (i) To  approve a 1-for 300 verse split split of the issued and outstanding shares of Common Stock, such that each Three Hundred (300) shares of Common Stock, $0.00001 par value, issued and outstanding immediately prior to the effective date (the “Old Common Stock”) shall be recombined, reclassified and changed into One (1) share of the corporation's Common Stock, $0.00001 par value (the “New Common Stock”), with any fractional interest rounded up to the nearest whole share; provided that, no Stockholder of record as of the effective date of the Reverse Split shall have fewer than One Hundred (100) shares of New Common Stock (the “Reverse Stock Split”).

Who Is Entitled To Notice?

All holders of shares of Series A Preferred Stock (non-voting), Series B Preferred Stock (non-voting), Series C Preferred Stock and Common Stock on the close of business on the Record Date will be entitled to notice of each matter voted upon by the principal stockholders pursuant to the written consent of the principal stockholders.  Specifically, the holder of all outstanding shares of Series C Preferred Stock, which constitute a majority of all shares eligible to vote, has voted in favor of the Proposal listed in this notice.  Under Nevada corporate law Section NRS 78.320, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than a majority (greater than 50.00%) of the holders of voting stock in lieu of a meeting of the stockholders.

Because the holders of more than fifty percent, i.e., 55.8%, of the collective voting rights of the Series C Preferred and Common Stock, voted in favor of the Proposal, no action by the minority stockholders in connection with the Proposal set forth herein is required.

PRINCIPAL STOCKHOLDERS

Who Are The Principal Stockholders And How Many Votes Are They Entitled to Cast?

E.G. Marchi, a member of our Board of Directors and President, is the holder of 30,000 shares of Series C Preferred Stock with Voting rights of 10,000 votes per share of Series C Preferred Stock, or 100% of the 30,000 issued and outstanding shares of Series C Preferred Stock as of the Record Date.  The voting rights of Mr. Marchi represent 55.8% of the total issued and outstanding voting rights of the Company.

What Corporate Matters Have The Principal Stockholders Voted For?

The principal stockholder that holds a greater than a majority, 55.8% of the total issued and outstanding voting Rights of the Company has voted by written consent for the approval and ratification of both of the Board of Directors proposal described in this Information Statement. (1)

Series of Stock	Shareholder	Shares in Series	Percent of Ownership in Series	Percent of All Voting Rights

Series C Preferred	E.G. Marchi 5412 Bolsa Avenue, Suite D Huntington Beach, CA 92649	30000	100.00%	55.8%

Notes:

(1) Based on 30,000 shares of Series C Preferred stock, with voting rights of 300,000,000, and 236,736,065 shares of our common stock issued and outstanding as of July 19, 2011. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 19, 2011.

What is the is the Recommendation of the Board of Directors?

On July 18, 2011, the Board of Directors unanimously adopted resolutions approving the Proposal.  The Board of Directors recommends adoption of the Proposals.

What Vote is Required to Approve the Proposal?

A vote of the majority of the voting capital stock is required to approve the Proposal.  As a result, a vote to approve the Proposal by a majority of the aggregate voting rights held by the holders of the Common Stock and Series C Preferred Stock is sufficient to approve the Proposal.  In this instance, 55.8% of the outstanding shares of voting stock have approved the Proposals.

PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of July 19, 2011, 2010 by: (i) each person (including any group) known to us to own more than five percent (5%) of any Series of our voting securities, (ii) our directors, and our named executive officers.

Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)

	DIRECTORS AND EXECUTIVE OFFICERS

Common Stock	E. G. Marchi Chief Executive Officer, President, and a Director(2)	10,000,000	4.20%

Common Stock	Sean Stanowski Secretary and a Director(2)	4,890,000	2.10%

Common Stock	All Directors and Executive Officers as a Group (2 persons)	14,890,000	6.30%

Title of Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class or Series (1)	Percentage of All Voting Rights

	5% STOCKHOLDERS

Common Stock	E. G. Marchi(2)	10,000,000	4.2%	1.9%
		Direct

Series C
Preferred Stock	E. G. Marchi(2)	30,000	100%	55.8%
		Direct

Notes:

(1) Based on 236,736,065 shares of our common stock issued and outstanding as of July 19, 2011and 30,000 shares of our Series C Preferred Stock issued and outstanding on July 19, 2011, with each share of Series C Preferred Stock having the equivalent of 10,000 votes and voted with the common shares. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 19,m 2011.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

We have no promoters or control persons required to be disclosed.  Our executive officers and directors and their ages and titles as of July 19, 2011 are as follows:

Name of Director	Age	Position

E. G. Marchi	82	President, Chief Financial Officer and a director

Sean Stanowski	31	Secretary and a director

E. G. Marchi. President, Chief Financial Officer and a Director.  Mr. Marchi was appointed a Director on January 28, 2010 and President on May 10, 2010.  Mr. Marchi was appointed Chief Financial Officer on April 11, 2011 following the resignation of Rene Ponce.  Since 2003, Mr. Marchi has been a consultant for a number of small, medium and start-up companies, assisting in developing business plans, market stratifying/planning., restructuring organizationally, and structuring   reverse mergers into public entities. Two of those companies, Fuel Technologies Plus, Inc. and H2XOP, Inc. were involved in the business of hydrogen generator enrichment systems for use in internal combustion engines. Early in his business career, Mr. Marchi spent 11 years in management with IBM Corporation which was followed by management positions with Greyhound Corporation, Control Information, Inc. and South Pacific Industries, Inc.

Sean Stanowski.  Director and Secretary.   Mr. Stanowski was elected Secretary and a director on October 18, 2010  Following graduation from the United States Naval Academy in 2001, Mr. Stanowski served on active duty in the United States Navy in various capacities. From June 2001 through December 2001, he served as a coach in the Physical Education Department at the Naval Academy. From January 2002 through June 2004, he was a Student Naval Aviator and earned his Wings in the E-2C Hawkeye. Beginning in July 2004, he began his duty aboard the U.S.S. Harry Truman (CVN-75), serving in the Operations Department from July 2004 until April 2005 and, thereafter, was assigned to the Administration Department until he left active duty as a Lieutenant in September 2006. He remains a Lieutenant in the U.S. Naval Reserve. Mr. Stanowski trained and then served as a Police Officer with the Fresno (CA) Police Department from April 2007 until January 2009. From October 2008 through December 2009, he was Vice President - Sales and Marketing for American Bio-Clean Corp. He joined the Company in January 2010 as a Business Development Consultant.

Term of Office

Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees, other than our executive officers.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our board of directors.

Audit Committee Financial Expert

Not applicable, as we do not presently have an audit committee.

Director Independence

Quotations for our common stock are entered on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation.  Each of our directors acts as an executive officer of the corporation.

EXECUTIVE COMPENSATION

Summary Compensation Table

We did not pay any compensation to our executive officers and director during the fiscal year ended December 31, 2010, other than we issued 20,000 shares of Series C Preferred Stock to our President, E. G. Marchi.  The stock was valued at $12,000.

Subsequent to the fiscal year ended December 31, 2010 we issued shares of our Common and Series C Preferred Stock as compensation, as follows:

		Shares of Common Stock	Shares of Series C Preferred
Name	Title	Awarded/Date	Stock Awarded/Date	Value

E. G. Marchi	President, CFO	10,000,000/March 2011		$69,000

E. G. Marchi	President/CFO		10,000/July 2011	$2,000

Sean Stanowski	Secretary	2,500,000/March 2011		$17,250

Outstanding Equity Awards at Fiscal Year-End

As at July 19, 2011, we did not have any outstanding equity awards.

Employment Contracts

We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or other employees.

DESCRIPTION OF SECURITIES

The current authorized capital stock of our Company consists of One Billion Four Hundred Million (1,400,000,000) shares of Common Stock, par value $0.00001 per share and One Hundred Million (100,000,000) shares of Preferred Stock, par value $0.00001.  As of July 19, 236,736,065 shares of Common Stock and 30,000 shares of Series C Preferred Stock were issued and outstanding.  No Common or Preferred shares have been issued since July 19, 2011.   The following description is a summary of the capital stock of our Company and contains the material terms of our voting capital stock. Additional information can be found in our Certificate of Incorporation, the respective Certificate of Designations of the various series of preferred stock and our Bylaws.

Common Stock

On July 19, 2011 (the “Record Date”), there were 236,736,065 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting.  The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Common Stock holders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, our Common Stock holders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

Preferred Stock

Series A

On July 19, 2011, there were no shares of Series A Preferred Stock outstanding.  The following provisions apply to the Series A Preferred Stock:

(1)          Dividends.  Series A Preferred Shares are not entitled to receive dividends..

(2)          Conversion of Series A Preferred Shares.  Series A Preferred Shares shall be convertible into shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Section (2).

(a)           Certain Defined Terms.  The following terms shall have the following meanings:

(i)           “Business Day” means any day in which the Principal Market is open for business.

(ii)          “Issuance Date” means, with respect to the Series A Preferred Shares the date of issuance of the applicable Series A Preferred Shares.

(iii)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)           Holder’s Conversion Right.  Subject to the provisions and limitations of Sections 2(d), below, at any time or times after the Issuance Date, any Holder of Series A Preferred Shares shall be entitled to convert any whole number of Series A Preferred Shares into fully paid and non-assessable shares of Common Stock.

(c)           Conversion Rate.  Each share of Series A Preferred Stock shall be convertible (the " Conversion Rights "), at the option of the holder thereof, at any time after the date of issuance of such share (subject to Section 2(d)), at the office of the Company or any transfer agent for the Series A Preferred Stock into that number of shares of Common Stock equal to the Liquidation Amount of such share, i.e., One Dollar ($1.00), based on the lowest closing bid price of the Common Stock for the ten (10) trading days immediately preceding such date of conversion (the “Conversion Shares”). The closing bid price shall be determined using price quotations from the applicable of the NASDAQ, OTCBB or Pink Sheets LLC.  The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock, and the Company shall bear any costs related to such issuance.

(d)           Limitation on Beneficial Ownership.  The Company shall not effectuate any conversion of any Series A Preferred Share and no holder of any Series A Preferred Share shall have the right to convert any Series A Preferred Share pursuant to Section 2(b) to the extent that after giving effect to such conversion such Person (together with such Person’s affiliates) (A) would beneficially own in excess of 4.99% of the outstanding shares of the Common Stock following such conversion and (B) would have acquired, through conversion of any Series A Preferred Share or otherwise (including without limitation, exercise of any warrant), in excess of 4.99% of the outstanding shares of the Common Stock following such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted Series A Preferred Shares beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  Notwithstanding anything to the contrary contained herein, each Conversion Notice (defined below) shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 2(d)) and (B) the holder will not have acquired, through conversion of any Series A Preferred Share or otherwise (including without limitation, exercise or any Warrant), a number of shares of Common Stock in excess of 4.99% of the outstanding shares of Common Stock as reflected in the Company’s most recent Form 8-K,  Form 10-Q or Form 10-K, as the case may be, or Pink Sheets LLC, or more recent public press release or other public notice by the Company setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of any Series A Preferred Share by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

(e)           Voting Rights.  Except as otherwise provided herein or required by law, the holders of Series A Preferred Stock shall have no other voting rights.

(f)            Liquidation, Dissolution, Winding-Up.  Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a “ Liquidation ”), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $1.00 per share of Series A Preferred Stock (the “ Liquidation Amount ”) plus all declared and unpaid dividends thereon, for each share of Series A Preferred Stock held by them.

Series B

On July 19, 2011, there were no shares of Series B Preferred Stock outstanding.  The following provisions apply to the Series B Preferred Stock:

(1)          Dividends.  Series B Preferred Shares are not entitled to receive dividends..

(2)          Conversion of Series B Preferred Shares.  Series B Preferred Shares shall be convertible into shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Section (2).

(a)           Certain Defined Terms.  The following terms shall have the following meanings:

(i)           “Business Day” means any day in which the Principal Market is open for business.

(ii)          “Issuance Date” means, with respect to the Series B Preferred Shares the date of issuance of the applicable Series B Preferred Shares.

(iii)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)           Holder’s Conversion Right.  Subject to the provisions and limitations of Sections 2(d), below, at any time or times after the Issuance Date, any Holder of Series B Preferred Shares shall be entitled to convert any whole number of Series B Preferred Shares into fully paid and non-assessable shares of Common Stock.

(c)           Conversion.  Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Company or any transfer agent for the Series B Preferred Stock into that number of shares of Common Stock equal to the Liquidation Amount of such share, i.e., One Dollar ($1.00), based on the lowest closing bid price of the Common Stock for the ten (10) trading days immediately preceding such date of conversion (the “Conversion Shares”). The closing bid price shall be determined using price quotations from the applicable of the NASDAQ, OTCBB or Pink Sheets LLC.  The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock, and the Company shall bear any costs related to such issuance.

(d)           Limitation on Beneficial Ownership.  The Conversion Rights specified herein shall be subject to the following limitations:

(i)           The holders of the shares of Series B Preferred Stock may exercise their Conversion Rights at any time; and

(ii)          No holder of the shares of Series B Preferred Stock shall be entitled to convert the Series B Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective 61 days after the date of such notice).

(e)           Voting Rights.  Except as otherwise provided herein or required by law, the holders of Series B Preferred Stock shall have no other voting rights.

(f)            Liquidation , Dissolution, Winding-Up.  Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a “ Liquidation ”), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $1.00 per share of Series B Preferred Stock (the “ Liquidation Amount ”) plus all declared and unpaid dividends thereon, for each share of Series B Preferred Stock held by them.

Series C

On July 19, 2011, there were 30,000 shares of Series C Preferred Stock outstanding.  The following provisions apply to the Series C Preferred Stock:

(1)          Dividends.  Series C Preferred Shares are not entitled to receive dividends..

(2)          Conversion of Series A Preferred Shares.  Series C Preferred Shares shall be convertible into shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Section (2).

(a)           Certain Defined Terms.  The following terms shall have the following meanings:

(i)           “Business Day” means any day in which the Principal Market is open for business.

(ii)          “Issuance Date” means, with respect to the Series C Preferred Shares the date of issuance of the applicable Series A Preferred Shares.

(iii)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)           Holder’s Conversion Right.  Subject to the provisions and limitations of Sections 2(d), below, at any time or times after the Issuance Date, any Holder of Series A Preferred Shares shall be entitled to convert any whole number of Series A Preferred Shares into fully paid and non-assessable shares of Common Stock.

(c)           Conversion Rate.  Each share of the Series C Preferred Shares shall be converted into 100 shares of Common Stock issuable upon conversion pursuant to Section 2(b), above.

(d)           Limitation on Beneficial Ownership.  The Company shall not effectuate any conversion of any Series A Preferred Share and no holder of any Series C Preferred Share shall have the right to convert any Series C Preferred Share pursuant to Section 2(b) to the extent that after giving effect to such conversion such Person (together with such Person’s affiliates) (A) would beneficially own in excess of 4.99% of the outstanding shares of the Common Stock following such conversion and (B) would have acquired, through conversion of any Series C Preferred Share or otherwise (including without limitation, exercise of any warrant), in excess of 4.99% of the outstanding shares of the Common Stock following such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted Series C Preferred Shares beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  Notwithstanding anything to the contrary contained herein, each Conversion Notice (defined below) shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 2(d)) and (B) the holder will not have acquired, through conversion of any Series C Preferred Share or otherwise (including without limitation, exercise or any Warrant), a number of shares of Common Stock in excess of 4.99% of the outstanding shares of Common Stock as reflected in the Company’s most recent Form 8-K,  Form 10-Q or Form 10-K, as the case may be, or Pink Sheets LLC, or more recent public press release or other public notice by the Company setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of any Series C Preferred Share by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

 (e)          Voting Rights.  Except as otherwise provided herein or required by law, the Holders of Series C Preferred Shares and the holders of Common Stock shall vote together and not as separate classes, and the Series C Preferred Shares shall be counted on an “as converted” basis times 100.  For purposes of calculating the number of shares to be voted and only such purpose, the Series C Preferred Shares shall be deemed not to be subject to any reverse split of the Common Stock of the Company.

(f)            Liquidation, Dissolution, Winding-Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Holders of the Series C Preferred Shares shall have liquidation preference equal to that of the holders of Common Stock of the Company on an “as converted basis.”  The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company.  Neither the consolidation nor merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.  No Holder of Series C Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein; provided that a Holder of Series C Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

Options

No options are outstanding as of the date of this Information Statement.

Warrants

No warrants are outstanding as of the date of this Information Statement.

Anti-Takeover Effects of Provisions of the Articles Of Incorporation, Bylaws and Nevada
Law

Authorized and Unissued Stock

The authorized but unissued shares of our Common Stock are available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

Nevada Anti-Takeover Laws

Nevada Revised Statutes (“NRS”) Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

(a)	has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

(b)	does business in the State of Nevada, either directly or through an affiliated corporation.

Currently, we do not have 200 stockholders of record, nor do we have 100 stockholders of record with addresses in the State of Nevada. Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future. Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future.

Transfer Agent and Registrar

Corporate Stock Transfer, Inc. is the transfer agent and registrar of our Common Stock. Their address is 3200 Cherry Creek Dr. South, Suite 430, Denver, CO 80209 and their telephone number is  (303) 282-4800.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

(a)           No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b)           No Director in good standing with the Company has informed the Company that he intends to oppose the actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

Additional information concerning Global NuTech, Inc., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC’s EDGAR archives at www.sec.gov.

PROPOSAL 1 – REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

The Company’s Board proposes to effectuate a 1 – for – 300 reverse split of the total issued and outstanding shares of Common Stock of the Company as follows:

“There shall be a 1 – for – 300 Reverse Split of the issued and outstanding shares of Common Stock, such that each Three hundred (300) shares of Common Stock, $0.00001 par value, issued and outstanding immediately prior to the effective date (the “Old Common Stock”) shall be recombined, reclassified and changed into One (1) share of the corporation's Common Stock, $0.00001 par value (the “New Common Stock”), with any fractional interest rounded up to the nearest whole share; provided that, no Stockholder of record as of the effective date of the Reverse Split shall have fewer than One Hundred (100) shares of New Common Stock.”

Purpose of a Reverse Stock Split of the Company’s Common Stock

There are various reasons for the proposed Reverse Stock Split, the foremost of which is to increase the price of the Company's traded Common Stock, which the Board believes would foster confidence in the Company and assist it in obtaining financing on more favorable terms than otherwise might be available.

Another projected benefit of the Reverse Stock Split would be to meet the minimum price requirements of certain clearing houses which are involved in the clearing of the Company's Common Stock.  Also, there would be a very substantial reduction in the transaction costs associated with trading in the Company's Common Stock.   In most cases, trading  costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup," that is, the difference between the buying and selling prices of dealers in a given stock the "bid-ask spread")

However, no assurance can be given that the market price of the Common Stock will increase in direct proportion to the ratio of the Reverse Stock Split.  A failure of the stock's trading price to completely reflect the mathematics of the Reverse Stock Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is no less likely that the Reverse Stock Split may result in a disproportionately increased value of the market value of the Company's Common Stock.

There can be no assurance that the total market capitalization of the Common Stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Potential Effects of the Reverse Stock Split

Pursuant to the Reverse Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock (the "New Common Stock") after consummation of the Reverse Stock Split.  Although the Reverse Stock Split, will not, by itself, impact our assets or properties, the Reverse Stock Split could result in a decrease in the aggregate market value of our equity capital.  The Reverse Stock Split will not result in some stockholders owning "odd-lots."  All fractional share holdings shall be rounded up to whole numbers and up to a minimum of 100 shares. For example, if a shareholder owns  101 shares of Old Common Stock, after a 1-for-300 Reverse Stock Split, that shareholder will now own 100 shares of New Common Stock, not .0.336 shares of New Common Stock.  All outstanding options, warrants, rights and convertible securities, including shares of our Series A through C, inclusive, Preferred Stock, will be appropriately adjusted for the Reverse Stock Split automatically on the effective date of the Reverse Stock Split.  The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us.  None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock or securities convertible into Common Stock will be affected by the Reverse Stock Split.  Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.

The number of shares of Common Stock issued and outstanding will be reduced to a number that will be approximately equal to (a) the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (b) 300, and (c) increased by the rounding up of any fractional shares to whole shares and rounding up of any share holdings less than 100 to 100.  With the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common prior and subsequent to the Reverse Stock Split will remain the same.  It is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Reverse Stock Split.  Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act.  The Reverse Stock Split is not the first step in, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.  Additionally, the Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

Effectiveness of Reverse Stock Split

The Reverse Stock Split will be effected at a ratio of one-for-three hundred. Commencing on the date of the Reverse Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and each stockholder of record who owns a fewer number of shares of our Common Stock than the Reverse Stock Split ratio shall have his or her fractional shares rounded up to equal one whole share of New Common Stock.   In addition, a shareholder having less than 100 shares of New Common Stock will have his or her shares rounded up to equal one hundred shares of New Common Stock.

Summary of Advantages and Disadvantages of Reverse Stock Split

There are certain advantages and disadvantages of voting for the Reverse Stock Split. The advantages include:

•	To increase the price per share of our Common Stock which would the shares of Common Stock to be more easy and less expensive to be traded on the open market.

•	To increase the price per share of our Common Stock which would increase our ability to raise investment capital.

The disadvantages include:

•
The possibility that the increase in price per share occurring at the time of the Reverse Stock Split will not hold and that the share price may fall, thus decreasing the overall value of one’s stock holdings.

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the approval to effectuate the one-for-three hundred (1-for-300) Reverse Stock Split.

No Voting of Stockholders Required

We are not soliciting any votes with regard to the proposal to effectuate the Reverse Stock Split.   Certain a principal stockholder that have voted in favor of this Proposal hold 55.8% of the total issued and outstanding shares of voting stock and accordingly, this principal stockholder has sufficient shares to approve the Proposal.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 5412 Bolsa Avenue, Suite D, Huntington Beach, CA 92649; or by calling the Company at (714) 373-1930 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors

E. G. Marchi, President
Huntington Beach, California
July __, 2011